SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2003

FRANKLIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-24133	62-1376024

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Public Square, Franklin, Tennessee	37064

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 790-2265

N/A

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

99.1	Press release announcing the Company’s results for the three months ended March 31, 2003 and its financial condition as of March 31, 2003.

Item 9. Regulation FD Disclosure

     Franklin Financial Corporation (the “Company”) reported its unaudited results of operations for the three months ended March 31, 2003 and its unaudited financial condition as of March 31, 2003 in a press release dated April 24, 2003, attached hereto as Exhibit 99.1 (the “Earnings Release”).

Item 12. Results of Operation and Financial Condition

     The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The Earnings Release reports the financial results of the Company for the quarter ended March 31, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

	By:	/s/ Lisa Musgrove

Lisa Musgrove, Chief Financial Officer

Dated: April 25, 2003

3

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release announcing the Company’s results for the three months ended March 31, 2003 and its financial condition as of March 31, 2003.

4